THE ADVISORS' INNER CIRCLE FUND

                        CAMBIAR INTERNATIONAL EQUITY FUND

                       SUPPLEMENT DATED SEPTEMBER 18, 2002
                    TO THE PROSPECTUS DATED SEPTEMBER 1, 2002
                      AS SUPPLEMENTED ON SEPTEMBER 9, 2002

THIS SUPPLEMENT PROVIDES NEW AND ADDITIONAL INFORMATION BEYOND THAT CONTAINED IN THE PROSPECTUS AND SHOULD BE READ IN CONJUNCTION WITH SUCH PROSPECTUS.

The following disclosure replaces the first sentence in the section entitled "Account Policies -- Distributions" on page 15 of the prospectus:

         Normally, the Opportunity Fund distributes its net investment income quarterly, and the International Equity Fund distributes its net investment income annually. Each fund distributes its net capital gains at least once a year.



               PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE

CMB-SU-001-01

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                                 SEI Investments
                            One Freedom Valley Drive
                                 Oaks, PA 19456
                              Phone: (610) 676-1000
                               Fax: (610) 676-1040

September 18, 2002



Securities and Exchange Commission
Judiciary Plaza
450 Fifth Street, NW
Washington, DC  20549

RE:  The Advisors' Inner Circle Fund
     REGISTRATION NOS. 33-42484/811-06400

Dear Ladies and Gentlemen:

         On behalf of The Advisors' Inner Circle Fund and pursuant to Rule 497(e) of the Securities Act of 1933, as amended, attached herewith for filing please find a copy of a supplement to the prospectus for the Cambiar Funds dated September 1, 2002 as supplemented on September 9, 2002.

         Questions and comments concerning the enclosed materials may be directed to the undersigned at (610) 676-1822.

                                            Very truly yours,


                                            /s/STEPHANIE CAVANAGH
                                            Stephanie Cavanagh